UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) July 5, 2000


                      Commission file number 000-27931

                        DESERT HEALTH PRODUCTS, INC.
             (Exact name of registrant as specified in charter)


Arizona                                                86-0699108
(State of other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                              Identification
Number)

8221 East Evans Road
Scottsdale, Arizona                                    85260
(Address of Principal                                  (Zip Code)
Executive Office)

                               (480) 951-1941
              (Registrant's Executive Office Telephone Number)

Desert Health Products, Inc. - Page Two



Item No. 1.    Changes in Control of Registrant.


No events to report


Item No. 2.    Acquisition or Disposition of Assets.


No events to report,

Item No. 3.    Bankruptcy or Receivership.


No events to report.


Item No. 4.    Changes in Registrant's Certifying Accountant.


No events to report.


Item No. 5.    Other Events.


Pursuant to the terms of the Merger Agreement with Intercontinental Capital Fund, Inc., filed in an 8-K with the SEC on February 9, 2000, the Company has completed its December 31, 1999 year-end Audited Financial Statements. Copies attached as exhibits filed herewith.


Item No. 6.    Resignation of Registrant's Directors.


No events to report.

Item  No.  7.  Financial  Statements,  Proforma  Financial  Information   and
Exhibits.

Exhibits
1.1  Fiscal Year End December 31, 1999 Audited Financials statements.

                                 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Desert Health Products, Inc.


By:                                     Dated:  July 5, 2000
       Johnny Shannon, President

                        DESERT HEALTH PRODUCTS, INC.

                            FINANCIAL STATEMENTS

                         December 31, 1999 and 1998
                              TABLE OF CONTENTS

Independent Auditor's Report                    1

Financial Statements

     Balance Sheets                             2
     Statements of Operations and               3
Accumulated Deficit
     Statements of Changes in                   4
Stockholder's Equity
     Statements of Cash Flow                    5

Notes to the Financial Statements              7-10

                        Independent Auditor's Report



Board of Directors and Stockholders
Desert Health Products, Inc.


I have audited the accompanying balance sheets of Desert Health Products, Inc. as of December 31, 1999 and 1998 and the related statements of operations, changes in stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Desert Health Products, Inc. as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note F to the financial statements, the Company has suffered substantial recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note F. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.





May 26, 2000
Mesa, Arizona

                        DESERT HEALTH PRODUCTS, INC.
                               BALANCE SHEETS
                                December 31,

                                   ASSETS

                                                        1999        1998
                                                    -----------  -----------
Current Assets
     Cash                                           $    124,603 $    18,185
     Accounts receivable                                  26,630           -
     Note receivable                                     360,577      71,030
     Inventory                                           131,462     119,297
     Prepaid expenses                                     25,000           -
                                                    ============ ===========
               Total Current Assets                      668,272     208,512

Property and Equipment
     Furniture and equipment                              75,643       2,862
     Less: accumulated depreciation                      (4,943)       (590)
                                                    ============ ===========
                                                          70,700       2,272

Other Assets
     Deferred tax benefit                                      -      31,926
     Investments                                          11,177           -
     Intangibles                                         390,125     104,458
     Deposits                                             10,000           -
                                                    ------------ -----------
                                                         411,302     136,384
                                                    ------------ -----------
                                                    $  1,150,274 $   347,168
                                                    ============ ===========

                    LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
     Accounts payable                               $    127,059  $    87,802
     Advances                                              1,000        1,000
     Interest payable                                     11,309            -
     Loans payable                                       272,193      182,188
                                                    ------------  -----------
          Total Current Liabilities                      411,561      270,990

Stockholders' Equity
   Preferred Stock, $.001 par value, 10,000,000              375            5
 shares authorized and 375,000 shares issued and
                   outstanding
 Common stock, $.001 par value,25,000,000 shares           6,922        4,310
 authorized and 6,922,521 issued and outstanding
  Subscriptions receivable                               (1,000)            -
 Additional paid in capital in excess of par value     1,554,847      274,282
  Accumulated deficit                                  (822,431)    (202,419)
                                                    ------------  -----------
                                                         738,718       76,178
                                                    ------------  -----------
                                                    $  1,150,274  $   347,168
                                                    ============  ===========

             See accompanying notes to the financial statements

                        DESERT HEALTH PRODUCTS, INC.
              STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT
                          Years Ended December 31,

                                                        1999         1998
                                                    -----------  -----------
Revenue                                             $    253,871  $   135,359

Cost of Sales                                            183,351       19,884
                                                     ----------- -----------
     Gross Profit                                         70,520      115,475

Operating Expenses                                       640,515      237,732

     Loss from operations                              (569,995)    (122,257)

Other income (expense)
     Interest expense                                   (20,221)     (15,163)
     Interest income                                       2,025        1,259
     Miscellaneous income                                    105       87,000
                                                    ------------  -----------
                                                        (18,091)       73,096
                                                    ------------  -----------
     Net Loss before provision for income taxes        (588,086)     (49,161)

Provision for income taxes
     Deferred tax benefit (expense)                     (31,926)       31,926

     Net Loss                                          (620,012)     (17,235)

     Beginning accumulated deficit                     (202,419)    (185,184)
                                                    ------------  -----------

     Ending accumulated deficit                     $  (822,431)  $ (202,419)
                                                    ============  ===========

     Earnings per common share                      $    (0.095)  $   (0.012)
                                                    ============  ===========

             See accompanying notes to the financial statements

                        DESERT HEALTH PRODUCTS, INC.
                     STATEMENTS OF STOCKHOLDERS' EQUITY
                   Years ended December 31, 1999 and 1998


                               Common Stock             Preferred Stock
                                ----------                 ----------

                           Shares      Par Value       Shares      Par Value
                            -----        -----        ---------      -----
Common shares issued in
1998 to:
  Officers for expenses    3,355,000       $ 3,355             --       $ --
  Employees for services     200,000           200             --         --
  Consultants for            371,000           371          5,000          5
services
  Others for cash            383,900           384             --         --
Net loss for period from          --            --             --         --
inception to December
31,1998
                         -----------  ------------  -------------  ---------

Balances, December         4,309,900         4,310          5,000          5
31,1998

Common shares issued in
1999 to:
  Officers for expenses      900,000           900             --         --
  Employees for services     100,000           100             --         --
  Consultants for            848,000           848          5,000          5
services
  Others for cash            764,621           764        365,000        365
  Shareholder stock               --            --             --         --
subscription receivable
Net loss for year ended           --            --             --         --
December 31,1999

Balances, December         6,922,521       $ 6,922        375,000       $375
31,1999


             See accompanying notes to the financial statements

                        DESERT HEALTH PRODUCTS, INC.
                     STATEMENTS OF STOCKHOLDERS' EQUITY
                   Years ended December 31, 1999 and 1998
                                 (continued)

                                                     Deficit
                                         Stock     Accumulated
                         Additional    Subscrip-      during
                           Paid-in       tion      development
                           Capital    receivable      stage        Total


                         -----------  -----------   ----------    --------
Common shares issued in
1998 to:
  Officers for expenses         $ --         $ --           $ --    $ 3,355
  Employees for services          --           --             --        200
  Consultants for                 --           --             --        376
services
  Others for cash            274,282           --             --    274,666
Net loss for period from          --           --      (202,419)  (202,419)
inception to December
31,1998
                         -----------  -----------  -------------  ---------

Balances, December           274,282           --      (202,419)     76,178
31,1998

Common shares issued in
1999 to:
  Officers for expenses           --           --             --        900
  Employees for services          --           --             --        100
  Consultants for              4,995           --             --      5,848
services
  Others for cash          1,275,570           --             --  1,276,699
  Shareholder stock               --      (1,000)             --    (1,000)
subscription receivable
Net loss for year ended           --           --      (620,012)  (620,012)
December 31,1999
                         -----------  -----------  -------------  ---------
Balances, December        $1,554,847    $ (1,000)    $ (822,431)  $ 738,713
31,1999
                         ===========  ===========  =============  =========

                        DESERT HEALTH PRODUCTS, INC.
                           STATEMENTS OF CASH FLOW
                    Years Ended December 31,1999 and 1998

                                                            1999       1998
                                                         ---------  ---------
Cash Flows from Operating Activities
    Cash received from customers                          $ 227,241  $ 135,359
    Interest income                                           2,025      1,259
    Miscellaneous income                                        105     87,000
    Cash paid to suppliers and employees                  (804,947)  (364,531)
    Interest expense                                        (8,912)   (15,163)
                                                          ---------  ---------
     Net Cash Provided (Used) in Operating Activities     (584,488)  (156,076)

Cash Flows from Investing Activities
    Purchase of furniture and equipment                    (72,781)         --
    Purchase of intangibles                               (257,391)   (47,040)
    Increase in notes receivable                          (289,547)         --
    Purchase of marketable securities                      (11,177)         --
                                                          ---------  ---------
Net Cash Provided by Investing Activities                 (630,896)   (47,040)

Cash Flows from Financing Activities
    Issuance of common and preferred stock                1,231,797    279,598
    Increase in loans                                        90,005   (59,668)
                                                          ---------  ---------
     Net Cash Provided (Used) by Financing Activities     1,321,802    219,930

     Net Increase (Decrease) in Cash and Cash               106,418     16,814
Equivalents

Beginning Cash and Cash Equivalents                          18,185      1,371

Ending Cash and Cash Equivalents                          $ 124,603   $ 18,185

                                                          =========  =========

             See accompanying notes to the financial statements

Reconciliation of Changes in Net Operations
 to Net Cash Used by Operating Activities:
  Loss from operations                             $(620,012)       $(17,235)
   Adjustments to reconcile change in loss from
operations to net cash provided (used) by
operating activities:
  Depreciation                                          4,353             335
  Amortization                                         12,474           2,596
(Increase) decrease in operating assets
  Accounts receivable                                (26,630)              --
  Inventory                                          (12,165)        (70,003)
  Notes receivable                                         --        (71,030)
  Prior period adjustment                                  --         (2,640)
  Deferred tax benefit                                 31,926        (31,926)
  Prepaid expense                                    (25,000)              --

(Increase) decrease in operating liabilities
Accounts payable                                       50,566          33,827
                                                  -----------     -----------

Net Cash Provided (Used) by Operating        $      (584,488)   $   (156,076)
Activities
                                               ==============   =============
Non-cash transactions
  Issuance of stock for investment           $         50,800    $         --
                                              ===============    ============

                        DESERT HEALTH PRODUCTS, INC.
                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 1999

             NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This  summary  of significant accounting policies of Desert Health  Products,
Inc. (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who are responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principals and have been consistently applied in the preparation of the financial statements.

Nature of Operations

The Company was incorporated in the state of Arizona on July 21, 1991 to develop dietary supplement products from natural plant extracts. The Company is focusing its development efforts on certain plants and plant extracts that are widely used throughout the United States and Europe to treat a variety of diseases and physical conditions. The Company identifies and quantifies the properties within plant resources that are believed to provide therapeutic or other health benefits and to produce dietary supplements.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

Inventories

Inventories consist primarily of health food supplements and vitamin products and are stated at the lower of cost (first-in, first-out) or market value.

Depreciation

Depreciation is computed by using the straight-line method for financial reporting purposes and the accelerated cost recovery method for federal income tax purposes.

Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the bases of certain assets and liabilities for financial and tax reporting. The deferred taxes represent the future tax return consequences of those differences, which will either be taxable when the assets and liabilities are recovered or settled.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                        DESERT HEALTH PRODUCTS, INC.
                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 1999

NOTE B - PROPERTY AND EQUIPMENT


Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged against operations. Renewals and betterments that materially extend the life of the assets are capitalized.

Property and equipment are summarized by major classifications as follows:

                                      1999            1998
                                   $    75,643
Equipment                                            $   2,862
Less: Accumulated Depreciation         (4,843)           (590)
                                   $    70,800       $   2,272

                            NOTE C -LOANS PAYABLE

Loans payable at December 31, 1999 and 1998, consisted of the following:


                                                     1999           1998
Loans payable to various individuals bearing
Interest rates of 10% to 25% secured by
Major assets of the company and personally
Guaranteed by the major shareholder of the
Corporation.  Due and payable on demand.            $ 272,193      $ 182,188


NOTE D - INCOME TAXES


The Company has loss carryforwards totaling $694,734 that may be offset against future taxable income. If not used, the carryforwards will expire as follows:


     Year 17                        $    3,377
     Year 18                            86,270
     Year 19                            17,000
     Year 20                           588,087
                                   $  694,734

                        DESERT HEALTH PRODUCTS. INC.
                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 1999


NOTE D - INCOME TAXES, cont.

A deferred tax liability results from the use of accelerated methods of depreciation of property and equipment. A deferred tax asset results from the difference in inventory basis due to overhead costs capitalized in accordance with tax law and the tax benefits generated from the significant net operating losses discussed above. Because the tax benefits from the net operating losses far exceed the tax liabilities generated, a large tax benefit would occur. Because of the going concern issue discussed in Note G a 100% allowance has been placed on the recognition of any tax benefits recognized for the net operating losses.


NOTE E - RELATED PARTY TRANSACTIONS

The Company is affiliated with another corporation to whom they sell product, advance money for operating expenses and sublease their operating facilities on a month-to-month basis. These two companies have a common majority shareholder. For the years ended December 31, 1999 and 1998, a total of $12,086 and $40,830, respectively, have been advanced to the related entity.

NOTE F - GOING CONCERN

As indicated in the accompanying financial statements, the Company's gross revenue is not sufficient to meet its operating expenses for the years ended December 31, 1999 and 1998. This factor creates an uncertainty regarding the Company's ability to continue as a going concern. Management of the Company has developed the following plan to increase its cash flows and gross revenues.

On  February 9, 2000 the Company acquired Intercontinental Capital Fund, Inc.
(ICP) in a reverse acquisition merger. ICP is a reporting public shell with no material assets or liabilities and no operations. This acquisition should give the Company the ability to access capital funding at an undetermined future point in time.

The Company is contemplating a private placement funding agreement for $1,000,000 of convertible debt financing effective August 10, 2000.

The  Company  acquired  the  inventory, trademark,  formula  and  website  of
Essential  Support, L.L.C. (ES).   ES has a history of being able to  develop
and market successful health products in the nutrition industry.

The Company has also extended its marketing efforts to include trade shows in conjunction with the U.S. Department of Commerce and expanding its website to include Europe, Central America, Canada and the Far East.

The ability of the Company to continue as a going concern is dependent upon the aforementioned ability to raise additional outside capital and/or significantly increase its market share to return itself to profitability. The financial statements do not include any adjustments that might be necessary were the Company unable to continue as a going concern.

                        DESERT HEALTH PRODUCTS, INC.
                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 1999


NOTE G - CONCENTRATIONS

For the years ended December 31, 1999 and 1998, a significant volume of sales was concentrated with one vendor. Of the total revenue for the years ended 1999 and 1998, 63% or $144,095, and 62% or $83,857 were received from that single source for the respective year-ends.

NOTE H - SUBSEQUENT EVENTS

Effective February 9, 2000 the Company completed a Rule 12g3 merger where in exchange for 400,000 shares of the Company's common stock, the Company acquired 100% of the outstanding shares of Intercontinental Capital Fund, Inc., (a reporting company under the Exchange Act of 1934), in a transaction where the Company was the successor. In addition, the Company paid $100,000 and issued 50,000 shares of common stock under rule 701 for legal fees.

During January 2000 the Company issued 13,000 shares of common stock in two private placements for $13,000.

The Board of Directors approved a transaction during January 2000 with Johnny Shannon, President and Chairman of the company, wherein Mr. Shannon received 1,000,000 shares of preferred stock, convertible to common stock at a ratio of 1:1, and voting rights of 10:1, in exchange for the acquisition by the Company from Shannon of certain worldwide patents and trademarks deemed to be essential by the Board of Directors for future expansion.

During February 2000 the Company issued 3,450 shares of common stock pursuant to Rule 701, to an outside consultant assisting the Company in bookkeeping functions.

During May 2000 the Company issued 50,000 shares of common stock in a private placement for $50,000. In a separate transaction the Company received a loan of $30,000 for a period of 90 days in exchange for 25,000 shares of common stock, and collateralized by an additional 75,000 shares of common stock.

During the first quarter of 2000 the company issued 73,500 shares of preferred stock in sixteen private placements for $73,500.